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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): October 9, 1998



                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                     1-11181                   94-2579751
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)



9162 ETON AVENUE, CHATSWORTH, CALIFORNIA                           91311
(Address of Principal Executive Offices                          (Zip Code)



       Registrant's telephone number, including area code: (818) 709-1244





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Item 5.  Other Events.

         In the second quarter of this year, the Company voluntarily elected to begin early reporting of segment information for interim periods and adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("FAS 131"). This statement requires that a public business enterprise report financial and descriptive information about its reportable operating segments and is effective for fiscal years beginning after December 31, 1997. The adoption of FAS 131 did not affect the results of operations or financial position for prior periods but did affect the disclosure of revenues by product line and segment information.

         The Company reported segment information for the three-month and six-month periods ended June 30, 1998 and 1997 in its second quarter Form 10-Q. The Company is filing this Current Report on Form 8-K to voluntarily report similar segment information in accordance with FAS 131 for the three completed fiscal years ending December 31, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERNATIONAL REMOTE IMAGING
                                        SYSTEMS, INC.



Dated:  October 9, 1998                 By: /s/ MARTIN S. McDERMUT
                                           ---------------------------------
                                             Martin S. McDermut
                                             Vice President - Finance and
                                             Administration, Chief Financial
                                             Officer and Secretary





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                                  EXHIBIT INDEX

NO.                DOCUMENT
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99                 Summary of Revenues by Product Line and Segment
                   Information for the Three Years Ended December 31, 1997






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